EXHIBIT 10.1

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE, dated January 3, 2008, but effective as of 7:00 am of the same day is by and between Success Oil Co., Inc. whose address is 8306 Wilshire Blvd. Suite #566, Beverly Hills, Ca. 90211 (“Assignor”), and Firecreek Petroleum, Inc., a wholly owned subsidiary of EGPI Firecreek, Inc. whose address is 6564 Smoke Tree Lane, Scottsdale, Arizona 85253 (collectively, “Assignee”).

For and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor shall sell, transfer, convey, assign and deliver to Assignee, and Assignee shall purchase from Assignor, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts, charges, hypothecations, or monetary encumbrances whatsoever or adverse claims, title defects or restrictions (each, a “Lien”) Assignor's right, title and interest in and to the well(s) located on, and at all depths from surface to at least 8500’ feet, and the leasehold estate of, the J. B. Tubb lease, as described in Exhibit "A" attached hereto, Ward County, Texas (the “Tubb Lease”), consisting of no less than a 75% working interest with a 56.25% net revenue interest, along with all lease equipment, tanks and all other equipment, appurtenances, fixtures and property of every kind and character, movable or immovable, now and in the future used in connection with operating the well(s): ALL of Assignor's right's and obligations existing under all contracts and agreements, including but not limited to, operating agreements, unitization agreements, pooling agreements, declarations of pooling or unitization, farmout agreements, assignments, tax partnerships, disposal agreements, injection agreements, gas sales contracts, gas processing contracts, and Paragraph 5 of that certain Assignment of April 9, 1992 from Amoco Production Company to Desert States Energy, Inc. Assignee has the duty to plug abandoned wells on said lease when required by law. A copy of all agreements described herein have been previously delivered by the Assignor to the Assignee; and

The purchase price paid for the Tubb Lease shall be reduced by any and all liabilities or Liens of attached to the Tubb Lease as determined on the closing date. Further, the Assignor agrees to deliver to Assignee all documents, if any, evidencing the release of any and all liabilities and Liens on the Tubb Lease.

ALL of Assignor’s rights, title and interest of every kind free and clear of all Liens in and to oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, to the extent produced from the well(s) and leasehold interest (all of the above being herein called the ‘Property”), to have and to hold unto Assignee, its successors and assigns forever.

Equipment List

The following is the current & present equipment list that Firecreek Petroleum, will acquire 75% ownership rights, on the J.B.Tubb property R.R.C. #33611. 2 (Two) 500 barrels metal tanks, 1(One) 500 barrel cement salt water tank- (open top), 1 (One) heater treater/oil & gas separator, all flow lines, on the north forty acres, well-heads, 2 (two) christmas tree valve systems on well-heads, 3 (Three) well heads, three wells (well-bores).

EXCEPT AS PROVIDED HEREIN ASSIGNOR MAKES NO EXPRESSED OR IMPLIED WARRANTIES OR REPRESENTATIONS AS TO THE QUALITY, MERCHANTABILITY, OR FITNESS OF THE PROPERTY FOR ASSIGNEE’S INTENDED USE OR FOR ANY USE WHATSOEVER AS ASSIGNEE ACCEPTS THE PROPERTIES “AS IS”, “WHERE IS”, “WITH ALL FAULTS”, IN PRESENT CONDITION, STATE OF REPAIR OR PRODUCTION.

This instrument binds the parties and their successors and assigns.

ASSIGNOR:

JERU MORGAN, PRESIDENT
SUCCESS OIL CO., INC.

STATE OF CALIFORNIA:

COUNTY OF___________

The foregoing instrument was acknowledged before me on this date,
________________________________, by JERU MORGAN
PRESIDENT OF SUCCESS OIL CO., INC.

Notary Public, State of California

Exhibit “A”

Attached to and made part of that certain Assignment and Bill of Sale between Success Oil Co., Inc. ASSIGNOR, and Firecreek Petroleum, Inc. as ASSIGNEE.

J.B. TUBB “18-1”, being the W1/2 of the NW1/4 of Section 18, Block B-20, Public School Lands, Ward County, Texas, containing Forty (North 40) acres only.  Rights being assigned to area highlighted in yellow upper half of the left corner of section 18.

2903 N. BIG SPRING • MIDLAND, TEXAS 79705
TELEPHONES: (915) 682-1653 • (800) 767-1653 • FAX (915) 682-1743

WARD County, Texas

Description 467' FNL & 610' FWL

SECTION 18, BLOCK B-20, PUBLIC SCHOOL LAND, A-461

TEX. O & G, ET AL
I. Winter, Est.
CHEVRON, ET AL
J. B. Tubb, Est.
A.R.CO.
14
13
12
17
18
19
FND. 1" I.P.
467'
610'
J. B. Tubb "18" Well No. 1
SUCCESS OIL
40 ac.
WARD COUNTY
CRANE COUNTY
AMOCO
CHEVRON
GULF
SUCCESS OIL
40 ac.
TEX. O & G, ET AL
J. H. HENDRIX, ET AL
LIEDTKE, ET AL
TOPAT
1233
J. H. HENDRIX, ET AL
TEX. O & G
LANOIL PROP., ET AL
J. B. Tubb, Est.
24
23
22
Foster
City S.

This location has been very carefully staked on the ground according to the best official survey records, maps, and other data available to us. Review this plat and notify us immediately of any possible discrepancy.

Scale : 1" = 1000'

Date Staked AUGUST 24, 1992

Operator Accidie Exploration & Development, Inc.

Lease Name & Well No. J. B. TUBB 18 #1

Ground Elev. 2562'

Reference Stakes or Alternate Location Stakes Set NONE

Good Drill Site? YES

Topography & Vegetation LEVEL SANDY PASTURE

Best Accessibility to Location FROM LEASE ROAD ±150' EAST OF THE LOCATION

Distance & Direction from Hwy Jct. or Town FROM THE JCT. OF STATE HWY. 18 & FM. 1233, 4.0 MILES SOUTH OF MONAHANS, GO EASTERLY 8.5 MILES ON FM. 1233, THENCE NORTH 0.7 MILE ON LEASE ROAD, THENCE WEST 0.3 MILE ON LEASE ROAD, THENCE NORTH 0.2 MILE ON LEASE ROAD TO A POINT ±150' EAST OF THE LOCATION.

STATE OF TEXAS
REGISTERED
LARRY W. BUSBY
4967
PROFESSIONAL
LAND SURVEYOR

CERTIFICATE:

I, Larry W. Busby, a Registered Professional Land Surve and an authorized agent of Topographic Land Surveyors, do hereby certify the above described well location was surveyed and staked on the ground shown herein.

Texas Reg. No. 4967

Invoice # 92192/574 NE

V.H.B.